SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report: February 2, 2004

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-27436	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 244-4990

Item 5.     Other Events

       On February 2, 2004, we announced that all of the class action and derivative lawsuits filed against Titan have been dismissed without prejudice.

       Reference is made to the related press release filed as Exhibit 20.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)     Exhibits

                     20.1     Press Release dated February 2, 2004

.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Robert E. Farrell
Robert E. Farrell, Executive Vice President and Chief Financial Officer

Dated: February 3, 2004